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                                   EXHIBIT 21

                              LIST OF SUBSIDIARIES

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                                                                        STATE OR OTHER
                                                                        JURISDICTION
NAME                                                                   OF INCORPORATION
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
Subsidiaries of Rural/Metro Corporation (Delaware):

              Aid Ambulance at Vigo County, Inc.                            Indiana
              Ambulance Transport Systems, Inc.                          New Jersey
              City Wide Ambulance Service, Inc.                                Ohio
              Donlock, Ltd.                                            Pennsylvania
              Medical Emergency Devices and Services (MEDS), Inc.           Arizona
              Metro Care Corp.                                                 Ohio
              Multi-Care Medical Car Service, Inc.                       New Jersey
              Multi-Health Corp.                                            Florida
              Myers Ambulance Service, Inc.                                 Indiana
              North Miss. Ambulance Service, Inc.                       Mississippi
              Professional Medical Services, Inc.                          Arkansas
              Rural/Metro Communications Services, Inc.                    Delaware
              Rural/Metro Corporation                                       Arizona
              Rural/Metro International, Inc.                              Delaware
              Rural/Metro Mid-Atlantic, Inc.                               Delaware
              SW General, Inc.                                              Arizona
              South Georgia Emergency Medical Services, Inc.                Georgia
              Southwest Ambulance of Casa Grande, Inc.                      Arizona
              Southwest General Services, Inc.                              Arizona
              The Aid Company, Inc.                                         Indiana

Subsidiaries of Rural/Metro Corporation (Arizona):

              Coronado Health Services, Inc.                                Arizona
              Metropolitan Fire Department, Inc.                            Arizona
              R/M Management Co., Inc.                                      Arizona
              R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)        Bolivia
              RMC Insurance Ltd.                                           Barbados
              Rural/Metro Corporation of Florida                            Florida
              Rural/Metro Corporation of Tennessee                        Tennessee
              Rural/Metro Fire Dept., Inc.                                  Arizona
              Rural/Metro Texas Holdings, Inc.                             Delaware
              Rural/Metro of Alabama, Inc.                                 Delaware
              Rural/Metro of Arkansas, Inc.                                Delaware
              Rural/Metro of California, Inc.                              Delaware
              Rural/Metro of Georgia, Inc.                                 Delaware
              Rural/Metro of Indiana, Inc.                                 Delaware
              Rural/Metro of Kentucky, Inc.                                Delaware
              Rural/Metro of Nebraska, Inc.                                Delaware
              Rural/Metro of New York, Inc.                                Delaware
              Rural/Metro of Ohio, Inc.                                    Delaware
              Rural/Metro of Oregon, Inc.                                  Delaware
              Rural/Metro of South Carolina, Inc.                          Delaware
              Rural/Metro of South Dakota, Inc.                            Delaware
              W & W Leasing Company, Inc.                                  Arizona

Subsidiaries of Rural/Metro Texas Holdings, Inc.:

              R/M of Texas G.P., Inc.                                      Delaware
              Rural/Metro of Arlington, Inc.                               Delaware
              Rural/Metro of Texas, Inc.                                   Delaware
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
Subsidiaries of Rural/Metro Corporation of Florida:

              Rural/Metro of North Florida, Inc.                            Florida

Subsidiaries of Rural/Metro of New York, Inc.:

              Corning Ambulance Service Inc.                               New York
              Eastern Paramedics, Inc.                                     Delaware
              LaSalle Ambulance, Inc.                                      New York
              Rural/Metro of Rochester, Inc.                               New York
              Towns Ambulance Service, Inc.                                New York
              The Western New York Emergency Medical
                 Services Training Institute Inc.                          New York

Subsidiaries of Rural/Metro of Rochester, Inc.:

              Beacon Transportation, Inc.                                  New York
              National Ambulance & Oxygen Service, Inc.                    New York

Subsidiaries of Rural/Metro of Nebraska, Inc.:

              Eastern Ambulance Service, Inc.                              Nebraska

Subsidiaries of Eastern Ambulance Service, Inc.:

              Eastern Ambulance Service, Inc. - Lincoln (50% owned)        Nebraska

Subsidiaries of Rural/Metro of Ohio, Inc.:

              Gold Cross Ambulance Services, Inc.                          Delaware
              Physicians Ambulance Service, Inc.                           Delaware
              Rural/Metro of Central Ohio, Inc.                            Delaware

Subsidiaries of Rural/Metro of Georgia, Inc.:

              E.M.S. Ventures, Inc.                                         Georgia
              Rural/Metro of Atlanta, Inc.                                 Delaware

Subsidiaries of Rural/Metro of South Carolina, Inc.:

              EMS Ventures of South Carolina, Inc.                   South Carolina

Subsidiaries of Rural/Metro of Central Ohio, Inc.:

              American Limousine Service, Inc.                                 Ohio
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
Subsidiaries of Gold Cross Ambulance Services, Inc.:

              Gold Cross Ambulance Service of Pa., Inc.                        Ohio

Subsidiaries of Rural/Metro Corporation of Tennessee:

              R/M of Tennessee G.P., Inc.                                  Delaware
              R/M of Tennessee L.P., Inc.                                  Delaware

Subsidiaries of Rural/Metro of Indiana, Inc.:

              The Aid Ambulance Company, Inc.                              Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:

              Medstar Emergency Medical Services, Inc.                     Delaware
              Rural/Metro of Central Alabama, Inc.                         Delaware

Subsidiaries of Rural/Metro of South Dakota, Inc.:

              Medical Transportation Services, Inc.                    South Dakota

Subsidiaries of Medical Transportation Services, Inc.:

              Sioux Falls Ambulance, Inc.                              South Dakota

Subsidiaries of Rural/Metro of Oregon, Inc.:

              Valley Fire Service, Inc.                                    Delaware

Subsidiaries of Rural/Metro International, Inc.:

              R/M Servicios de Salud e Incendios (Bolivia) S.A. (96%)       Bolivia
              Rural/Metro Canadian Holdings, Inc.                          Delaware

Subsidiaries of Rural/Metro of Kentucky, Inc.:

              Mercury Ambulance Service, Inc.                              Kentucky

Subsidiaries of Rural/Metro of California, Inc.:

              Rural/Metro of San Diego, Inc.                              California

Subsidiaries of Rural/Metro Canadian Holdings, Inc.:

              Rural/Metro of Canada, Inc.                        Province of Ontario

Subsidiaries of Rural/Metro of Canada, Inc.:

              Rural/Metro of Ontario, Inc.                       Province of Ontario

Subsidiaries of R/M Management Co., Inc.:

              R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)         Bolivia

Subsidiaries of Rural/Metro of Ontario, Inc.:

              520212 Ontario Limited                             Province of Ontario
              Lakeshore Emergency Service Inc.                   Province of Ontario
              Lindsay and District Ambulance Service Ltd.        Province of Ontario
              Noel Ambulance Service Limited                     Province of Ontario
              Owen Sound Emergency Services Inc.                 Province of Ontario
              Port Colborne & District Ambulance Service Limited Province of Ontario
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